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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 8, 2002


                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-10145                                        95-4160558
(Commission File Number)                    (I.R.S. Employer Identification No.)



1221 McKinney Street, Suite 700, Houston, Texas                   77010
   (Address of principal executive offices)                     (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

On July 8, 2002, Lyondell Chemical Company entered into a Securities Purchase Agreement with Occidental Chemical Holding Corporation to issue and sell to Occidental Chemical Holding Corporation, for $440 million in cash, securities and the right to receive a contingent payment. On the same day, Lyondell also entered into an Occidental Partner Sub Purchase Agreement with three indirect wholly owned subsidiaries of Occidental Petroleum Corporation for the purchase by Lyondell, for $440.01 million in cash, of an additional 29.5% interest in Equistar Chemicals, LP, which will increase Lyondell's interest in Equistar to 70.5%. The proceeds from the transaction under the Securities Purchase Agreement will be used to finance Lyondell's purchase of Occidental's interest in Equistar under the Occidental Partner Sub Purchase Agreement. The exhibits filed herewith are filed pursuant to Regulation S-K, Item 601.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          4.1 Form of Warrant to be executed under the Securities Purchase Agreement (see Exhibit 10.1)

          4.2 Form of Stockholders Agreement to be executed under the Securities Purchase Agreement (see Exhibit 10.1)

          4.3 Form of Registration Rights Agreement to be executed under the Securities Purchase Agreement (see Exhibit 10.1)

          10.1 Securities Purchase Agreement dated as of July 8, 2002 between Lyondell Chemical Company and Occidental Chemical Holding Corporation

          10.2 Occidental Partner Sub Purchase Agreement dated as of July 8, 2002 among Lyondell Chemical Company, Occidental Chemical Holding Corporation, Oxy CH Corporation, and Occidental Chemical Corporation

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LYONDELL CHEMICAL COMPANY



                                       By:  /s/ Kerry A. Galvin
                                           ------------------------------
                                       Kerry A. Galvin
                                       Senior Vice President, General Counsel,
                                       and Secretary

Date:  July 9, 2002


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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------          ------------

4.1 Form of Warrant to be executed under the Securities Purchase Agreement (see Exhibit 10.1)

4.2 Form of Stockholders Agreement to be executed under the Securities Purchase Agreement (see Exhibit 10.1)

4.3 Form of Registration Rights Agreement to be executed under the Securities Purchase Agreement (see Exhibit 10.1)

10.1 Securities Purchase Agreement dated as of July 8, 2002 between Lyondell Chemical Company and Occidental Chemical Holding Corporation

10.2 Occidental Partner Sub Purchase Agreement dated as of July 8, 2002 among Lyondell Chemical Company, Occidental Chemical Holding Corporation, Oxy CH Corporation, and Occidental Chemical Corporation